UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2010
Donegal Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711

(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	file number)	identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: 717-426-1931
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 20, 2010, Donegal Financial Services Corporation, or DFSC, along with its stockholders, Donegal Mutual Insurance Company and Donegal Group Inc., or DGI, Donegal Acquisition Inc., an acquisition subsidiary DFSC owns, and Union National Financial Corporation, or UNNF, executed an amendment to Agreement and Plan of Merger dated as of April 19, 2010, or, as amended, the Merger Agreement. The purpose of the amendment is to clarify that the affirmative vote of the holders of at least 80% of the outstanding shares of UNNF common stock constitutes the vote required to adopt the Merger Agreement.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

2.1	Amendment dated as of May 20, 2010 to Agreement and Plan of Merger dated as of April 19, 2010 among Donegal Acquisition Inc., Donegal Financial Services Corporation, Donegal Mutual Insurance Company, Donegal Group Inc. and Union National Financial Corporation.
     DGI and UNNF will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger. SHAREHOLDERS OF UNNF ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
     The proxy statement/prospectus and other relevant materials, when they become available, and any other documents filed by DGI and UNNF with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by DGI by contacting Jeffrey D. Miller, Senior Vice President & Chief Financial Officer, Donegal Group Inc., 1195 River Road, Marietta, Pennsylvania, 17547, telephone: (717) 426-1931, and by UNNF by contacting Mark D. Gainer, President and Chief Executive Officer, Union National Financial Corporation, 570 Lausch Lane, Suite 300, Lancaster, Pennsylvania 17601, telephone: (717) 519-8630.
     UNNF and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants’ ownership of UNNF stock will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice
President and Chief Financial Officer

Date: May 24, 2010